Exhibit 99.1

***FOR IMMEDIATE RELEASE***

FOR: ZIONS BANCORPORATION One South Main, Suite 1134 Salt Lake City, Utah Harris H. Simmons Chairman/Chief Executive Officer	Contact: Clark Hinckley Tel: (801) 524-4787 October 16, 2003

ZIONS BANCORPORATION REPORTS 2003 THIRD

QUARTER EARNINGS OF $0.68 PER DILUTED SHARE

Results Include Impact of Several Key Strategic Actions

SALT LAKE CITY, October 16, 2003 – Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported third-quarter net income of $62.1 million, or $0.68 per diluted share. This net income and earnings per share performance represented an increase of 57.4% and 58.1%, respectively, over the $39.4 million, or $0.43 per diluted share earned for the third quarter of 2002. Income from continuing operations was $64.2 million for the third quarter of 2003, a decrease of 1.8% from the $65.4 million reported for the third quarter of 2002. Income from continuing operations was $0.71 per diluted share for the third quarter of 2003, unchanged from the third quarter of 2002.

Year-to-date net income for 2003 was $242.2 million, or $2.67 per diluted share compared to year-to- date net income of $168.8 million, or $1.83 per diluted share for 2002. Year-to-date income from continuing operations for 2003 was $244.0 million, or $2.69 per diluted share, an increase of 4.7% and 6.7%, respectively, over income from continuing operations of $233.0 million, or $2.52 per diluted share for year-to-date 2002.

Results for the third quarter of 2003 included the impact of several key strategic actions related to Zions’ previously announced restructuring of Vectra Bank Colorado, the rationalization of branches in Zions Bank, restructuring of debt, and the final disposition of certain strategic investments. The impact of these items is summarized in the following table:

-more-

ZIONS BANCORPORATION

Press Release – Page 2

October 16, 2003

Impact of Strategic Actions

	Income Statement Line Item Affected	Pre-Tax Amount ($ millions)	After-Tax Amount ($ millions)	Diluted EPS Impact
Vectra Restructuring	Impairment loss on goodwill	$(75.6)	$(75.6)	$(0.83)
	Restructuring charges	(0.6)	(0.4)	(0.01)

	Total Impact of Vectra	(76.2)	(76.0)	(0.84)

ZFNB Restructuring	Impairment losses on long-lived assets	(1.2)	(0.7)	(0.01)

Lexign Sale	Discontinued operations: Impairment losses and loss on sale	(2.4)	(1.5)	(0.02)

Debt Extinguishment	Debt extinguishment cost	(24.2)	(15.0)	(0.16)

Sale of Equity Investments	Equity securities gains (losses), net [ICAP, plc]	68.5	42.3	0.47

	Equity securities gains (losses), net [Other]	16.7	10.3	0.11

	Total Sale of Equity Investments	85.2	52.6	0.58
Other Tax Effects of Above Items	Income taxes	N/A	7.3	0.08

	Total Impact of Strategic Actions	$(18.8)	$(33.3)	$(0.37)

The $75.6 million of impairment losses on goodwill are intangible losses that arise from write-downs of goodwill and do not impact tangible capital.

“We are very pleased with the continued solid performance of the Company during the quarter,” said Harris Simmons, chairman and chief executive officer. “We successfully completed several strategic initiatives during the quarter which will benefit the Company in the future. Importantly, the net effect of these actions during the quarter increased tangible equity ratios by substantially more than would be implied by GAAP earnings alone. Credit quality continues to remain satisfactory and is slowly improving. Asset growth, although modest, continues to improve slowly along with the economy.”

Loan and Deposit Growth

Loan growth for the quarter was modest, reflecting the improving but still soft economy and the Company’s caution regarding aggressive loan growth in the current economic environment. On-balance-sheet net loans and leases at September 30, 2003 were $19.4 billion. On-balance-sheet and sold loans being serviced were $22.3 billion at September 30, 2003 and increased 4.7% from September 30, 2002 and 9.6% annualized from June 30, 2003.

Deposits at September 30, 2003 were $20.9 billion, an increase of 7.2% over the balances reported one year ago. Deposits at September 30, 2003 increased at an annualized rate of 4.8% from the balances

-more-

ZIONS BANCORPORATION

Press Release – Page 3

October 16, 2003

reported at the end of the second quarter of 2003.

Net Interest Income

For the quarter, taxable-equivalent net interest income of $282.8 million increased 6.0% compared to $266.7 million for the third quarter of 2002. For the third quarter of 2003, the net interest margin was 4.39%, compared to 4.50% for the second quarter of 2003, and 4.53% for the third quarter of 2002.

Noninterest Income

For the third quarter of 2003, noninterest income was $190.2 million compared to $74.8 million for the third quarter of 2002. Excluding equity securities gains (losses) from both quarters, noninterest income for the third quarter of 2003 increased 11.3% from the third quarter of 2002.

Loan sales and servicing income included a gain on sale of $2.4 million in the third quarter of 2003 resulting from the securitization of $587 million of small business loans.

The third quarter of 2003 also included net equity securities gains of $77.4 million compared to net equity securities losses of $26.5 million for the third quarter of 2002. Equity securities gains during the third quarter of 2003 included the following:

	Pre-Tax Amount ($ millions)	Diluted EPS Impact
Gain on sale of ICAP, plc stock	$68.5	$0.47
Gain on sale of other investments	16.7	0.11
Write-downs made by venture capital funds	(7.8)	(0.04	)*

Total	$77.4	$0.54

*	Net of income taxes and minority interest, the results of the venture capital funds reduced net income by $3.5 million in the third quarter of 2003.

The gain on the sale of ICAP, plc was previously reported in an 8-K filed with the Securities and Exchange Commission on July 1, 2003.

Noninterest Expense

For the third quarter of 2003, noninterest expense was $245.5 million compared to $219.2 million for the third quarter of 2002. The third quarter of 2003 includes debt extinguishment cost of $24.2 million. Excluding this item, noninterest expense increased 1.0% from the third quarter of 2002.

-more-

ZIONS BANCORPORATION

Press Release – Page 4

October 16, 2003

Vectra Bank Colorado Restructuring

As previously noted, earlier this year the Company and Vectra management initiated a strategic review of Vectra Bank. “We are pleased with the actions taken by Vectra’s management team to complete this review and begin implementing the results,” said Harris Simmons. “We believe that Vectra’s renewed focus on small and mid-sized businesses and their employees will position the bank well to grow as the Colorado economy improves.”

As a part of the restructuring of Vectra Bank Colorado, the Company offered 11 branches for sale during the quarter. The assets and liabilities to be sold were measured at their fair value less estimated costs to sell based on bids, letters of intent received and negotiations to date. As a result, the Company recognized an impairment loss on goodwill of $7.1 million on the branches held for sale. The loans and deposits associated with these branches at quarter end were $153.9 million and $133.0 million, respectively.

As a result of this restructuring and as previously communicated, Zions also performed a SFAS 142 impairment test on the retained operations of Vectra in the third quarter of 2003. As a result of this analysis, in which Zions was assisted by valuation consultants from KPMG LLP, Zions recognized an additional goodwill impairment charge of $68.5 million. The SFAS 142 “Step 1” fair value calculation resulted in a determination of modest impairment compared to current book value adjusted to exclude assets and liabilities associated with the branches being sold. The total $68.5 million goodwill impairment included the adjustments resulting from the “Step 2” measurement of the fair value of assets and liabilities.

The total goodwill impairment of $75.6 million in the quarter is the sum of the $7.1 million and $68.5 million described above.

Sale of Lexign, Inc.

During the third quarter of 2003, Zions completed the sale of its subsidiary, Lexign, Inc., incurring a pretax loss on sale of $2.4 million. However, the sale also triggered a tax capital loss that was recognizable only due to capital gains from the sale of equity investments during the quarter. This capital loss resulted in an income tax benefit of $11.9 million, included in other tax effects in the table on page 2.

-more-

ZIONS BANCORPORATION

Press Release – Page 5

October 16, 2003

Asset Quality

The ratio of nonperforming assets to total loans and other real estate was 0.56% at September 30, 2003 compared to 0.61% at June 30, 2003 and 0.72% at September 30, 2002. For the third quarter of 2003, net loan and lease losses were $18.4 million or 0.38% annualized of average loans, compared to $17.2 million or 0.36% annualized for the second quarter of 2003 and $21.3 million or 0.46% annualized for the third quarter of 2002. At $281.3 million on September 30, 2003, the allowance for loan losses was 1.45% of total loans and 342% of nonperforming loans.

Provision for Loan Losses

For the third quarter of 2003, the provision for loan losses was $18.3 million compared to $18.2 million provided during the second quarter of 2003 and $22.3 million provided during the third quarter of 2002. The provision reflects management’s evaluation of its various portfolios, statistical trends and other economic factors, and its desire to maintain a strong coverage of nonperforming assets in a continued uncertain economic environment in the markets in which it operates.

Capital Management

During the third quarter of 2003, Zions repurchased 352,983 shares of common stock at an average price of $54.60 per share. Year-to-date 2003, Zions has repurchased 1,577,631 shares at an average price of $48.00 per share. As of September 30, 2003, the Company had $1.9 million remaining in its currently authorized share repurchase program. Weighted average common and common equivalent shares outstanding for the third quarter of 2003 were 90,810,743, compared to 90,586,065 for the second quarter of 2003 and 92,017,388 for the third quarter of 2002.

The Company’s tangible common equity ratio increased to 6.55% at September 30, 2003, from 6.20% at June 30, 2003 and 6.09% at September 30, 2002.

Zions conducted a “modified Dutch auction” tender offer during the quarter in which tenders for $197.4 million of notes were received. All tendered securities qualified as Tier 2 capital.

During the quarter Zions issued $500 million of 6.00% subordinated notes due 2015. All of this debt issue qualifies as Tier 2 capital. The Company subsequently swapped this fixed rate debt for a Libor-based floating rate.

-more-

ZIONS BANCORPORATION

Press Release – Page 6

October 16, 2003

These debt issuances and redemptions had the net effect of increasing Tier 2 capital by approximately $300 million.

Conference Call

Zions will host a conference call to discuss these third quarter results at 5:30 p.m. ET this afternoon (October 16, 2003). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-299-8538, or via on-demand webcast. A link to the webcast is available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 8 p.m. ET on Thursday, October 16 through midnight ET on Thursday, October 23, by dialing 1-888-286-8010 and entering the passcode 95156148. The webcast of the conference call will also be archived and available until October 30.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Under local management teams and community identities, Zions operates over 400 full-service banking offices in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. In addition, Zions is a national leader in SBA lending, public finance advisory services, agricultural finance and electronic bond trading. The Company is included in the S&P 500 Index. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

This news release contains statements regarding the projected performance of Zions and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results of achievements may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 7

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In thousands, except per share and ratio data)	2003	2002	% Change	2003	2002	% Change
EARNINGS
Taxable-equivalent net interest income	$282,776	$266,660	6.04%	$834,550	$792,247	5.34%
Net interest income	277,079	261,306	6.04%	817,240	776,560	5.24%
Noninterest income	190,176	74,815	154.20%	387,342	270,246	43.33%
Provision for loan losses	18,260	22,309	(18.15)%	53,960	56,104	(3.82)%
Noninterest expense	245,506	219,158	12.02%	675,895	640,120	5.59%
Impairment loss on goodwill	75,628	—		75,628	—
Income before income taxes and minority interest	127,861	94,654	35.08%	399,099	350,582	13.84%
Income taxes	66,511	31,772	109.34%	161,861	120,744	34.05%
Minority interest	(2,849)	(2,486)	14.60%	(6,745)	(3,211)	110.06%
Income from continuing operations	64,199	65,368	(1.79)%	243,983	233,049	4.69%
Loss on discontinued operations	(2,115)	(25,922)	91.84%	(1,770)	(31,897)	94.45%
Cumulative effect of change in accounting principle	—	—		—	(32,369)	100.00%
Net income	62,084	39,446	57.39%	242,213	168,783	43.51%

PER COMMON SHARE
Net income (diluted)	0.68	0.43	58.14%	2.67	1.83	45.90%
Income from continuing operations (diluted)	0.71	0.71	—	2.69	2.52	6.75%
Loss on discontinued operations (diluted)	(0.03)	(0.28)	89.29%	(0.02)	(0.34)	94.12%
Dividends	0.30	0.20	50.00%	0.72	0.60	20.00%
Book value				27.66	25.86	6.96%

SELECTED RATIOS
Return on average assets	0.86%	0.59%		1.16%	0.87%
Return on average common equity	9.89%	6.51%		13.21%	9.68%
Efficiency ratio	52.08%	74.23%		55.42%	64.57%
Net interest margin	4.39%	4.53%		4.48%	4.61%

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 8

FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In thousands, except share and ratio data)	2003	2002	% Change	2003	2002	% Change
AVERAGE BALANCES
Total assets	$28,696,504	$26,429,054	8.58%	$28,015,477	$26,081,737	7.41%
Securities	4,644,337	3,788,158	22.60%	4,308,192	3,922,040	9.85%
Net loans and leases	19,577,780	18,442,768	6.15%	19,252,293	18,024,954	6.81%
Goodwill	729,149	772,439	(5.60)%	729,769	747,888	(2.42)%
Core deposit and other intangibles	76,457	98,032	(22.01)%	79,148	102,559	(22.83)%
Total deposits	20,425,204	18,851,300	8.35%	20,074,737	18,252,378	9.98%
Minority interest	20,930	22,234	(5.86)%	22,293	20,725	7.57%
Shareholders’ equity	2,489,613	2,404,871	3.52%	2,450,617	2,331,357	5.12%

Weighted average common and common-equivalent shares outstanding	90,810,743	92,017,388	(1.31)%	90,621,048	92,423,909	(1.95)%

AT PERIOD END
Total assets				$27,604,188	$26,289,314	5.00%
Securities				4,339,956	3,426,574	26.66%
Net loans and leases				19,434,101	18,321,351	6.07%
Sold loans being serviced				2,894,638	3,012,780	(3.92)%
Allowance for loan losses				281,311	265,406	5.99%
Goodwill				654,161	724,353	(9.69)%
Core deposit and other intangibles				72,265	82,146	(12.03)%
Total deposits				20,874,124	19,481,032	7.15%
Minority interest				20,216	23,028	(12.21)%
Shareholders’ equity				2,485,971	2,357,601	5.44%

Common shares outstanding				89,864,022	91,154,578	(1.42)%

Average equity to average assets	8.68%	9.10%		8.75%	8.94%
Common dividend payout	43.39%	46.39%		26.79%	32.62%
Nonperforming assets				109,566	131,969	(16.98)%
Loans past due 90 days or more				36,752	35,443	3.69%
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end				0.56%	0.72%

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 9

FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share and ratio data)	2003			2002
EARNINGS
Taxable-equivalent net interest income	$282,776	$279,794	$271,980	$264,187	$266,660
Net interest income	277,079	273,953	266,208	258,582	261,306
Noninterest income	190,176	100,805	96,339	106,568	74,815
Provision for loan losses	18,260	18,150	17,550	15,775	22,309
Noninterest expense	245,506	216,403	213,964	218,808	219,158
Impairment loss on goodwill	75,628	—	—	—	—
Income before income taxes and minority interest	127,861	140,205	131,033	130,567	94,654
Income taxes	66,511	48,956	46,394	46,958	31,772
Minority interest	(2,849)	(1,159)	(2,737)	(449)	(2,486)
Income from continuing operations	64,199	92,408	87,376	84,058	65,368
Income (loss) on discontinued operations	(2,115)	17	328	3,437	(25,922)
Net income	62,084	92,425	87,704	87,495	39,446

PER COMMON SHARE
Net income (diluted)	0.68	1.02	0.97	0.96	0.43
Income from continuing operations (diluted)	0.71	1.02	0.96	0.92	0.71
Income (loss) on discontinued operations (diluted)	(0.03)	—	0.01	0.04	(0.28)
Dividends	0.30	0.21	0.21	0.20	0.20
Book value	27.66	27.63	26.74	26.17	25.86

SELECTED RATIOS
Return on average assets	0.86%	1.32%	1.30%	1.29%	0.59%
Return on average common equity	9.89%	15.07%	14.81%	14.64%	6.51%
Efficiency ratio	52.08%	56.96%	58.11%	60.03%	74.23%
Net interest margin	4.39%	4.50%	4.54%	4.41%	4.53%

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 10

FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except share and ratio data)	2003			2002
AVERAGE BALANCES
Total assets	$28,696,504	$28,021,084	$27,313,646	$26,933,868	$26,429,054
Securities	4,644,337	4,360,357	3,911,833	3,686,626	3,788,158
Net loans and leases	19,577,780	19,207,484	18,964,880	18,378,151	18,442,768
Goodwill	729,149	730,067	730,101	732,292	772,439
Core deposit and other intangibles	76,457	79,314	81,731	86,368	98,032
Total deposits	20,425,204	19,874,701	19,918,741	19,637,467	18,851,300
Minority interest	20,930	22,991	22,981	22,276	22,234
Shareholders’ equity	2,489,613	2,459,145	2,402,132	2,371,372	2,404,871

Weighted average common and common-equivalent shares outstanding	90,810,743	90,586,065	90,647,613	91,073,433	92,017,388

AT PERIOD END
Total assets	$27,604,188	$27,805,628	$27,208,734	$26,565,689	$26,289,314
Securities	4,339,956	4,228,260	3,664,417	3,635,951	3,426,574
Net loans and leases	19,434,101	19,439,822	19,130,918	19,039,843	18,321,351
Sold loans being serviced	2,894,638	2,367,751	2,401,930	2,476,490	3,012,780
Allowance for loan losses	281,311	281,486	280,533	279,593	265,406
Goodwill	654,161	730,069	730,069	730,031	724,353
Core deposit and other intangibles	72,265	75,817	79,368	82,920	82,146
Total deposits	20,874,124	20,625,170	20,801,005	20,131,980	19,481,032
Minority interest	20,216	22,995	23,285	22,677	23,028
Shareholders’ equity	2,485,971	2,479,421	2,412,504	2,373,843	2,357,601

Common shares outstanding	89,864,022	89,724,846	90,215,449	90,717,692	91,154,578

Average equity to average assets	8.68%	8.78%	8.79%	8.80%	9.10%
Common dividend payout	43.39%	20.47%	21.70%	20.79%	46.39%
Nonperforming assets	109,566	119,371	107,381	115,730	131,969
Loans past due 90 days or more	36,752	35,055	49,806	37,408	35,443
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end	0.56%	0.61%	0.56%	0.61%	0.72%

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 11

CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)	September 30, 2003	December 31, 2002	September 30, 2002
	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$1,168,611	$1,087,296	$1,025,447
Money market investments:
Interest-bearing deposits	618	1,690	1,091
Federal funds sold	9,349	96,077	239,055
Security resell agreements	479,465	444,995	958,098
Investment securities:
Available for sale, at market	3,946,261	3,304,341	3,060,160
Trading account, at market (includes $108,772, $110,886, and $274,031 transferred as collateral under repurchase agreements)	393,695	331,610	366,414

	4,339,956	3,635,951	3,426,574

Loans:
Loans held for sale	216,026	289,499	250,062
Loans, leases and other receivables	19,313,092	18,843,006	18,165,833

	19,529,118	19,132,505	18,415,895
Less:
Unearned income and fees, net of related costs	95,017	92,662	94,544
Allowance for loan losses	281,311	279,593	265,406

Net loans	19,152,790	18,760,250	18,055,945

Other noninterest bearing investments	573,726	601,641	601,292
Premises and equipment, net	403,090	393,630	386,730
Goodwill	654,161	730,031	724,353
Core deposit and other intangibles	72,265	82,920	82,146
Other real estate owned	27,424	31,608	12,625
Other assets	722,733	699,600	775,958

	$27,604,188	$26,565,689	$26,289,314

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$5,726,664	$5,117,458	$4,932,736
Interest-bearing:
Savings and money market	12,065,766	11,654,258	11,138,714
Time under $100,000	1,553,127	1,766,844	1,834,638
Time $100,000 and over	1,327,629	1,402,189	1,459,621
Foreign	200,938	191,231	115,323

	20,874,124	20,131,980	19,481,032

Securities sold, not yet purchased	262,439	203,838	209,540
Federal funds purchased	904,839	819,807	672,962
Security repurchase agreements	690,910	861,177	756,426
Accrued liabilities	474,665	535,044	634,334
Commercial paper	109,771	291,566	339,575
Federal Home Loan Bank advances and other borrowings:
One year or less	15,790	15,554	512,793
Over one year	233,027	240,698	241,135
Long-term debt	1,532,436	1,069,505	1,060,888

Total liabilities	25,098,001	24,169,169	23,908,685

Minority interest	20,216	22,677	23,028
Shareholders’ equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	—	—	—
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 89,864,022, 90,717,692, and 91,154,578 shares	991,866	1,034,888	1,048,803
Retained earnings	1,470,063	1,292,741	1,223,437
Accumulated other comprehensive income	27,028	46,214	85,361
Shares held in trust for deferred compensation, at cost	(2,986)	—	—

Total shareholders’ equity	2,485,971	2,373,843	2,357,601

	$27,604,188	$26,565,689	$26,289,314

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 12

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2003	2002	2003	2002
Interest income:
Interest and fees on loans	$293,997	$310,914	$889,212	$926,621
Interest on loans held for sale	2,005	1,802	6,735	6,729
Lease financing	5,512	5,146	14,525	15,948
Interest on money market investments	2,762	4,507	10,310	12,403
Interest on securities:
Held to maturity – taxable	—	—	—	2,292
Available for sale – taxable	31,669	31,669	91,592	99,797
Available for sale – nontaxable	7,167	6,816	21,919	19,823
Trading account	6,280	5,766	18,035	16,679

Total interest income	349,392	366,620	1,052,328	1,100,292

Interest expense:
Interest on savings and money market deposits	24,926	42,948	86,086	124,431
Interest on time and foreign deposits	16,896	27,353	56,630	89,605
Interest on borrowed funds	30,491	35,013	92,372	109,696

Total interest expense	72,313	105,314	235,088	323,732

Net interest income	277,079	261,306	817,240	776,560
Provision for loan losses	18,260	22,309	53,960	56,104

Net interest income after provision for loan losses	258,819	238,997	763,280	720,456

Noninterest income:
Service charges and fees on deposit accounts	33,747	30,368	97,266	88,154
Loan sales and servicing income	24,385	19,792	64,798	46,066
Other service charges, commissions and fees	23,288	20,469	66,675	60,829
Trust and investment management income	5,082	4,447	15,541	14,025
Income from securities conduit	7,345	5,188	21,276	13,850
Dividends and other investment income	7,008	10,373	20,836	26,603
Market making, trading and nonhedge derivative income	7,279	7,427	24,972	31,328
Equity securities gains (losses), net	77,425	(26,452)	65,061	(25,268)
Fixed income securities gains (losses), net	(900)	327	(546)	387
Other	5,517	2,876	11,463	14,272

Total noninterest income	190,176	74,815	387,342	270,246

Noninterest expense:
Salaries and employee benefits	122,550	124,978	368,838	358,708
Occupancy, net	19,488	17,117	52,999	51,163
Furniture and equipment	16,612	15,609	48,296	47,762
Legal and professional services	6,944	5,639	17,977	17,883
Postage and supplies	6,351	6,377	19,662	20,461
Advertising	4,188	3,631	13,109	15,933
Restructuring charges	766	2,691	1,872	2,691
Amortization of core deposit and other intangibles	3,568	3,336	10,671	10,008
Debt extinguishment cost	24,210	—	24,210	—
Impairment losses on long-lived assets	1,620	3,977	2,534	3,977
Other	39,209	35,803	115,727	111,534

Total noninterest expense	245,506	219,158	675,895	640,120

Impairment loss on goodwill	75,628	—	75,628	—

Income from continuing operations before income taxes and minority interest	127,861	94,654	399,099	350,582
Income taxes	66,511	31,772	161,861	120,744
Minority interest	(2,849)	(2,486)	(6,745)	(3,211)

Income from continuing operations	64,199	65,368	243,983	233,049

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 13

CONSOLIDATED STATEMENTS OF INCOME (Continued)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2003	2002	2003	2002
Discontinued operations:
Loss from operations of discontinued subsidiaries	$(1,051)	$(5,199)	$(466)	$(15,125)
Impairment losses and loss on sale	(2,407)	(28,691)	(2,407)	(28,691)
Income tax benefit	(1,343)	(7,968)	(1,103)	(11,919)

Loss on discontinued operations	(2,115)	(25,922)	(1,770)	(31,897)

Income before cumulative effect of change in accounting principle	62,084	39,446	242,213	201,152
Cumulative effect of change in accounting principle, net of tax	—	—	—	(32,369)

Net income	$62,084	$39,446	$242,213	$168,783

Weighted average shares outstanding during the period:
Basic shares	89,754	91,499	90,094	91,775
Diluted shares	90,811	92,017	90,621	92,424

Net income per common share:
Basic:
Income from continuing operations	$0.72	$0.71	$2.71	$2.54
Loss on discontinued operations	(0.03)	(0.28)	(0.02)	(0.35)
Cumulative effect of change in accounting principle	—	—	—	(0.35)

Net income	$0.69	$0.43	$2.69	$1.84

Diluted:
Income from continuing operations	$0.71	$0.71	$2.69	$2.52
Loss on discontinued operations	(0.03)	(0.28)	(0.02)	(0.34)
Cumulative effect of change in accounting principle	—	—	—	(0.35)

Net income	$0.68	$0.43	$2.67	$1.83

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Nine Months Ended September 30, 2003
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, January 1, 2003	$1,034,888	$1,292,741	$44,151	$25,420	$(23,357)	$46,214	$—	$2,373,843
Comprehensive income:
Net income for the period		242,213						242,213
Other comprehensive income, net of tax:
Net realized and unrealized holding losses during the period, net of income tax benefit of $1,366			(2,205)			(2,205)
Reclassification for net realized gains recorded in operations, net of income tax expense of $8,341			(13,465)			(13,465)
Net unrealized losses on derivative instruments, net of reclassification to operations of $30,941 and income tax benefit of $2,263				(3,516)		(3,516)

Other comprehensive loss			(15,670)	(3,516)	—	(19,186)		(19,186)

Total comprehensive income								223,027
Stock redeemed and retired	(75,730)							(75,730)
Stock options exercised, net of shares tendered and retired	32,708							32,708
Cash dividends – common, $.72 per share		(64,891)						(64,891)
Cost of shares held in trust for deferred compensation							(2,986)	(2,986)

Balance, September 30, 2003	$991,866	$1,470,063	$28,481	$21,904	$(23,357)	$27,028	$(2,986)	$2,485,971

	Nine Months Ended September 30, 2002
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, January 1, 2002	$1,111,214	$1,109,704	$31,774	$28,177		$59,951		$2,280,869
Comprehensive income:
Net income for the period		168,783						168,783
Other comprehensive income, net of tax:
Net realized and unrealized holding gains during the period, net of income tax expense of $22,355			36,089			36,089
Reclassification for net realized gains recorded in operations, net of income tax expense of $1,306			(2,109)			(2,109)
Net unrealized losses on derivative instruments, net of reclassification to operations of $27,907 and income tax benefit of $5,309				(8,570)		(8,570)

Other comprehensive income (loss)			33,980	(8,570)		25,410		25,410

Total comprehensive income								194,193
Stock redeemed and retired	(83,452)							(83,452)
Stock options exercised, net of shares tendered and retired	21,041							21,041
Cash dividends – common, $.60 per share		(55,050)						(55,050)

Balance, September 30, 2002	$1,048,803	$1,223,437	$65,754	$19,607		$85,361		$2,357,601

Total comprehensive income for the three months ended September 30, 2003 and 2002 was $28,696 and $61,824, respectively

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

Sold Loans Being Serviced

(Unaudited)

	Three Months Ended
(In thousands)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Balance at beginning of the period	$2,367,751	$2,401,930	$2,476,490	$3,012,780	$2,543,887
Add:
New loans sold	715,534	142,666	98,091	137,507	742,419
Deduct:
Loans repurchased	—	—	—	(430,164)	—
Payments and other reductions	(188,647)	(176,845)	(172,651)	(243,633)	(273,526)

Balance at end of the period	$2,894,638	$2,367,751	$2,401,930	$2,476,490	$3,012,780

Nonperforming Assets
(Unaudited)
(In thousands)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Nonaccrual loans	$80,110	$98,843	$87,042	$82,006	$117,211
Restructured loans	2,032	2,523	2,108	2,116	2,133
Other real estate owned and other nonperforming assets	27,424	18,005	18,231	31,608	12,625

Total	$109,566	$119,371	$107,381	$115,730	$131,969

% of net loans and leases*, other real estate owned and other nonperforming assets	0.56%	0.61%	0.56%	0.61%	0.72%

Accruing loans past due 90 days or more	$36,752	$35,055	$49,806	$37,408	$35,443

% of net loans and leases*	0.19%	0.18%	0.26%	0.20%	0.19%
*Includes loans held for sale.

Allowance for Loan Losses
(Unaudited)
	Three Months Ended
(In thousands)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Balance at beginning of the period	$281,486	$280,533	$279,593	$265,406	$264,432
Add:
Allowance for loan losses of companies acquired	—	—	—	1,010	—
Allowance for securitized loans repurchased	—	—	—	9,874	—
Provision for losses	18,260	18,150	17,550	15,775	22,309
Deduct:
Loan and lease charge-offs	(22,286)	(21,242)	(19,639)	(21,570)	(25,240)
Recoveries	3,851	4,045	3,029	9,098	3,905

Net loan and lease charge-offs	(18,435)	(17,197)	(16,610)	(12,472)	(21,335)

Balance at end of the period	$281,311	$281,486	$280,533	$279,593	$265,406

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.45%	1.45%	1.47%	1.47%	1.45%

Ratio of allowance for loan losses to nonperforming loans at period end	342.47%	277.69%	314.68%	332.37%	222.39%

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

LOAN BALANCES BY PORTFOLIO TYPE

(Unaudited)

(In millions)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Loans held for sale	$216	$236	$227	$289	$250

Commercial lending:
Commercial and industrial	4,102	4,071	4,052	4,124	4,010
Leasing	378	391	372	384	386
Owner occupied (1)	3,062	3,353	3,182	3,018	2,857

Total commercial lending	7,542	7,815	7,606	7,526	7,253

Commercial real estate:
Construction	2,907	2,983	2,991	2,947	3,080
Term	3,316	3,326	3,293	3,175	3,083

Total commercial real estate	6,223	6,309	6,284	6,122	6,163

Consumer:
Home equity credit line	780	762	703	651	679
1-4 family residential	3,675	3,275	3,191	3,209	3,222
Bankcard and other revolving plans	188	186	182	205	123
Other	797	867	934	1,000	631

Total consumer	5,440	5,090	5,010	5,065	4,655

Foreign loans	15	17	20	5	25

Other receivables	93	67	75	126	70

Total loans	$19,529	$19,534	$19,222	$19,133	$18,416

(1)	Decrease reflects $587 million of small business loans sold to a securitization structure during the quarter.

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 17

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended September 30, 2003			Three Months Ended September 30, 2002
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,346,129	$2,762	0.81%	$1,105,924	$4,502	1.62%
Securities:
Available for sale	3,896,893	42,696	4.35%	3,137,559	42,155	5.33%
Trading account	747,444	6,280	3.33%	650,599	5,766	3.52%

Total securities	4,644,337	48,976	4.18%	3,788,158	47,921	5.02%

Loans:
Loans held for sale	241,064	2,005	3.30%	185,021	1,802	3.86%
Net loans and leases (2)	19,336,716	301,346	6.18%	18,257,747	317,743	6.90%

Total loans and leases	19,577,780	303,351	6.15%	18,442,768	319,545	6.87%

Total interest-earning assets	25,568,246	355,089	5.51%	23,336,850	371,968	6.32%

Cash and due from banks	949,064			897,370
Allowance for loan losses	(282,344)			(265,656)
Goodwill	729,149			772,439
Core deposit and other intangibles	76,457			98,032
Other assets	1,655,932			1,590,019

Total assets	$28,696,504			$26,429,054

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$3,076,281	4,530	0.58%	$2,629,700	7,140	1.08%
Money market super NOW	8,827,152	20,396	0.92%	8,228,171	35,808	1.73%
Time under $100,000	1,611,590	8,487	2.09%	1,879,858	14,790	3.12%
Time $100,000 and over	1,295,951	8,019	2.45%	1,453,814	12,200	3.33%
Foreign	190,459	390	0.81%	103,723	363	1.39%

Total interest-bearing deposits	15,001,433	41,822	1.11%	14,295,266	70,301	1.95%

Borrowed funds:
Securities sold, not yet purchased	558,334	5,312	3.77%	389,643	4,082	4.16%
Federal funds purchased and security repurchase agreements	2,756,338	6,143	0.88%	2,166,959	8,461	1.55%
Commercial paper	163,805	520	1.26%	360,023	1,903	2.10%
FHLB advances and other borrowings:
One year or less	249,497	753	1.20%	751,162	3,701	1.95%
Over one year	233,421	3,053	5.19%	239,955	3,126	5.17%
Long-term debt	1,267,504	14,710	4.60%	895,611	13,734	6.08%

Total borrowed funds	5,228,899	30,491	2.31%	4,803,353	35,007	2.89%

Total interest-bearing liabilities	20,230,332	72,313	1.42%	19,098,619	105,308	2.19%

Noninterest-bearing deposits	5,423,771			4,556,034
Other liabilities	531,858			347,296

Total liabilities	26,185,961			24,001,949
Minority interest	20,930			22,234
Total shareholders’ equity	2,489,613			2,404,871

Total liabilities and shareholders’ equity	$28,696,504			$26,429,054

Spread on average interest-bearing funds			4.09%			4.13%
Taxable-equivalent net interest income and net yield on interest-earning assets		$282,776	4.39%		$266,660	4.53%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

-more-

ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 18

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Nine Months Ended September 30, 2003			Nine Months Ended September 30, 2002
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$1,365,026	$10,310	1.01%	$1,021,794	$12,403	1.62%
Securities:
Held to maturity	—	—		57,351	2,292	5.34%
Available for sale	3,609,406	125,314	4.64%	3,233,715	130,294	5.39%
Trading account	698,786	18,035	3.45%	630,974	16,679	3.53%

Total securities	4,308,192	143,349	4.45%	3,922,040	149,265	5.09%

Loans:
Loans held for sale	236,112	6,735	3.81%	191,563	6,729	4.70%
Net loans and leases (2)	19,016,181	909,244	6.39%	17,833,391	947,582	7.10%

Total loans and leases	19,252,293	915,979	6.36%	18,024,954	954,311	7.08%

Total interest-earning assets	24,925,511	1,069,638	5.74%	22,968,788	1,115,979	6.50%

Cash and due from banks	934,852			930,865
Allowance for loan losses	(281,710)			(265,465)
Goodwill	729,769			747,888
Core deposit and other intangibles	79,148			102,559
Other assets	1,627,907			1,597,102

Total assets	$28,015,477			$26,081,737

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$2,926,942	14,379	0.66%	$2,504,196	20,177	1.08%
Money market super NOW	8,871,269	71,707	1.08%	7,793,899	104,254	1.79%
Time under $100,000	1,679,640	29,469	2.35%	1,939,379	49,051	3.38%
Time $100,000 and over	1,299,400	25,981	2.67%	1,509,383	39,403	3.49%
Foreign	168,997	1,180	0.93%	103,044	1,151	1.49%

Total interest-bearing deposits	14,946,248	142,716	1.28%	13,849,901	214,036	2.07%

Borrowed funds:
Securities sold, not yet purchased	531,914	15,070	3.79%	386,686	12,087	4.18%
Federal funds purchased and security repurchase agreements	2,638,487	20,001	1.01%	2,646,221	32,227	1.63%
Commercial paper	247,510	2,669	1.44%	362,870	5,821	2.14%
FHLB advances and other borrowings:
One year or less	180,463	1,749	1.30%	648,690	9,267	1.91%
Over one year	237,346	9,308	5.24%	240,282	9,316	5.18%
Long-term debt	1,181,879	43,575	4.93%	815,816	40,978	6.72%

Total borrowed funds	5,017,599	92,372	2.46%	5,100,565	109,696	2.88%

Total interest-bearing liabilities	19,963,847	235,088	1.57%	18,950,466	323,732	2.28%

Noninterest-bearing deposits	5,128,489			4,402,477
Other liabilities	450,231			376,712

Total liabilities	25,542,567			23,729,655
Minority interest	22,293			20,725
Total shareholders’ equity	2,450,617			2,331,357

Total liabilities and shareholders’ equity	$28,015,477			$26,081,737

Spread on average interest-bearing funds			4.17%			4.22%
Taxable-equivalent net interest income and net yield on interest-earning assets		$834,550	4.48%		$792,247	4.61%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

##########